Lake Shore Bancorp, Inc.

Annual Meeting of Shareholders
May 22, 2013

Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the Safe Harbor Provision and are including this statement for the purpose of such Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp Inc.
Stock Profile

Market Data (as of May 17, 2013) – (Source - NASDAQ)

➢ Ticker Symbol	LSBK
➢ 52 – week Range	$ 8.55 - $14.69
➢ Current Price	$11.75
➢ Market Capitalization	$26.8 million
➢ Minority Shares Outst .	2.3 million shares
➢ 50 Day Avg. Trading Vol.	349 shares
➢ Annual Cash Dividend	$0.28 per share
➢ Dividend Yield	2.38%
➢ Ownership (as of 3/31/2013)	
❖ Mutual Holding Company (Lake Shore, MHC)	61.4%
❖ Insiders (including directors, executives, and ESOP plan)	8.3%
❖ Institutional	14.5%
❖ Other	15.8%

Lake Shore Savings Fast Facts

- ❖ Lake Shore Savings has been in business for over 122 years.

- ❖ As of March 31, 2013
  - ✓ Total Assets $488.2 million
  - ✓ Total Deposits $384.3 million
  - ✓ Total Loans Receivable, net $272.1 million

- ❖ 11 branch locations throughout Chautauqua and Erie Counties.

Loan Originations 2012

2012 New Loans ($'s in millions)	
Residential Mortgage – New & Modified	$ 32.31
Commercial Mortgage – New & Modified	17.13
Commercial Loans	5.11
Home Equity Loans	7.31
Consumer Loans	0.47
Total New Loans in 2012	$ 62.33 million

Our strategy is to originate and serve.

Lake Shore Bancorp, Inc.

2012 Deposits and Earnings

- **Deposits as of December 31, 2012 equaled $378.5 million**

12.6% Growth in Core Deposits
(includes all deposits except time deposits)

Core Deposits	**2011**	**$ 159.9 million**
Core Deposits	**2012**	**$ 180.0 million**

- **Earnings of $3.626 million in 2012**

Operational and Strategic Review

- Regulatory Update.
- Fundamental Banking Practices.
- 2012 Operational Highlights.
- 2013 and Beyond.
- 2012 Equity Incentive Plan.

Regulatory Oversight

- **OCC is the Primary Regulator of Lake Shore Savings Bank.**

- **Federal Reserve is the Primary Regulator of:**
  Lake Shore Bancorp, Inc.
  Lake Shore, MHC

Regulatory Environment 2013

- **Continued Implementation of Regulations**
  - OCC
  - FDIC
  - CFPB
  - The Federal Reserve
  - The State of New York

Fundamental Banking Practices

- Corporate Mission
- Board of Directors and Management are Proactive
- Comprehensive Strategic Planning
- Sound Policies and Procedures
- Effective Risk Management Systems
- High Levels of Capital

2012 Operational Highlights

- **New Branch Location:**
  - **November 2012 Acquired New Branch Building**
    - **4950 Main Street, Snyder, New York**
  - **Opened April 2013, Total Deposits of $4.7 million as of May 17, 2013**
  - **Branch Specific Advertising Campaign: "Growing to be your Bank!"**
  - **Re-Tree WNY**

2012 Operational Highlights (cont.)

➢ Clicks Instead of Bricks

- ❑ Redesigned Website- Increased Accessibility
  - Tablets
  - Smart Phones
  - Traditional Devices
- ❑ Implementation of Social Media Strategy
- ❑ On-Line Mortgage Application
- ❑ Core Systems Provider Contract Negotiations
  - Reduced pricing
  - Enhanced services

2012 Operational Highlights (cont.)

- **Completed the Implementation of …**
  - ✓Human Resource Information System
  - ✓Vendor Compliance Software
  - ✓AML/BSA Tracking Software
  - ✓Interest Rate Risk Modeling

2012 Operational Highlights (cont.)

- **Commercial Division Activities**
  - ✓ Growth of the Commercial Lending Portfolio
  - ✓ Originations Totaled $22.2 Million
  - ✓ Portfolio Grew to $71.3 Million
  - ✓ The Right Kind of Interest.

2013 and Beyond

- Digital Banking Initiative, Efficiencies
- Continued Growth- Commercial Loan Portfolio
- Enterprise Risk Management; Identify, Measure, Monitor and Control
- Mitigation of Interest Rate Risk
- Sales Education- Best Practices
- Dividend Waiver
- Myriad of Regulatory Changes
  - ALLL
  - Basel III Capital
- Protecting the Shareholders' Investment in LSBK!

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc. Financial Presentation



Rachel Foley
Chief Financial Officer

Total Assets
($ in millions)


$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$407.8
$425.7
$479.0
$488.6
$482.4
$488.2
CAGR of 6.10%
2008
2009
2010
2011
2012
1Q2013

Lake Shore Bancorp, Inc.

Loans, net
($ in millions)


$300.0
$250.0
$200.0
$150.0
$100.0
$240.5
$259.2
$263.0
$275.1
$272.9
$272.1
CAGR of 4.25%
2008
2009
2010
2011
2012
1Q2013

Lake Shore Bancorp, Inc.

Loan Composition
(as of March 31, 2013)



Home equity 11.2%
Commercial loans 4.9%
Consumer loans 0.6%
Construction loans 0.2%
One-to four - family 61.7%
Commercial real estate 21.4%

Lake Shore Bancorp, Inc.

Non-performing Loans as a Percentage of Loans

Source: SNL.com



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.49%
3.77%
4.74%
5.07%
4.60%
0.69%
0.65%
0.89%
1.02%
0.89%
2008
2009
2010
2011
2012
National Average*
Lake Shore

*Average of publicly traded banks throughout the U.S. under $1 billion in total assets.

Loan Loss Reserves as a Percentage of Loans


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.61%
0.60%
0.36%
0.50%
0.66%
2008
2009
2010
2011
2012

Total Deposits
($ in millions)



$400.0
$300.0
$200.0
$100.0
$-
$293.2
$318.4
$375.8
$379.8
$378.5
$384.3
CAGR of 9.31%
2008
2009
2010
2011
2012
1Q2013

Lake Shore Bancorp, Inc.

Deposit Composition
(as of March 31, 2013)



Time Deposits < $100,000 33.5%
Savings 9.9%
Money Market Accts 19.2%
Interest-Bearing Demand 11.1%
Noninterest-Bearing Demand 7.9%
Time Deposits > $100,000 18.4%

Lake Shore Bancorp, Inc.

Net Interest Income
($ in millions)



$20.0
$15.0
$10.0
$5.0
$-
$11.2
$11.8
$13.6
$15.1
$15.0
2008
2009
2010
2011
2012

Treasury Yield


4
3
2
1
0
Percentage
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
20 yr
30 yr
Treasury Maturities
5/10/2012
5/10/2013

Net Income
($ in millions)



$4.0
$3.0
$2.0
$1.0
$-
$1.5
$2.2
$3.0
$3.68
$3.63
2008
2009
2010
2011
2012

Efficiency Ratio

Source: SNL.com



90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
83.43%
84.84%
77.48%
76.78%
76.14%
69.92%
76.80%
72.74%
65.78%
69.32%
2008
2009
2010
2011
2012
National Average*
Lake Shore

*Average of publicly traded banks throughout the U.S. under $1 billion in total assets .

Lake Shore Bancorp, Inc.

Regulatory Capital Requirements

	Actual		To be Well Capitalized under Prompt Corrective Action Provisions	
	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)			
As of December 31, 2012:				
Total capital (to risk-weighted assets)	$59,144	23.77%	$≥24,883	≥10.0%
Tier 1 capital (to adjusted total assets)	57,343	12.14	≥23,609	≥5.0
Tangible equity (to tangible assets)	57,343	12.14	N/A	N/A
Tier 1 capital (to risk-weighted assets)	57,343	23.04	≥14,930	≥6.0
As of December 31, 2011:				
Total capital (to risk-weighted assets)	$54,773	21.81%	$≥25,118	≥10.0%
Tier 1 capital (to adjusted total assets)	53,420	11.18	≥23,881	≥5.0
Tangible equity (to tangible assets)	53,420	11.18	N/A	N/A
Tier 1 capital (to risk-weighted assets)	53,420	21.27	≥15,071	≥6.0

1st Quarter 2013 Balances vs. 2012 Year End Balances

- **Total Assets up $5.8 million**
  - **Cash & Cash Equivalents up $6.7 million**
  - **Investments up $747 thousand**
    - Increases primarily due to increased deposits.
  - **Loans, net down $839 thousand**
    - Decrease primarily due to strategic decision made by the Company not to match lower competitor rates in an effort to avoid increased interest rate risk related to long-term, fixed rate residential real estate loans.

- **Total Deposits up $5.7 million**
  - Increases in savings and money market accounts.

1st Quarter 2013 vs. 1st Quarter 2012 Results

- **Net Income**
  - $906 thousand - 1st quarter 2013, a 10%, or $101,000 decrease over same period in 2012.

  Decrease primarily due to:
  - $419,000 decrease in interest income
  - $80,000 increase in provision for loan losses
  - $36,000 increase in non-interest expenses
  - $6,000 decrease in non-interest income

1st Quarter 2013 vs. 1st Quarter 2012 Results (cont.)

- **Decrease offset by:**
  - **$353,000 decrease in interest expense paid on our deposits and borrowings due to low interest rates.**
  - **$87,000 decrease in income tax expense.**

- **Asset Quality remains strong**
  - **Nonperforming Loans as a % of Net Loans – 0.93%**

LSBK Closing Stock Price December 31, 2008 thru May 17, 2013

Source: Nasdaq.com



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.00
$6.89
$7.25
$8.25
$7.86
$8.20
$7.90
$8.03
$9.23
$10.21
$10.26
$9.50
$9.55
$10.00
$10.27
$10.40
$10.29
$11.09
$11.75
12/1/2008
4/1/2009
8/1/2009
12/1/2009
4/1/2010
8/1/2010
12/1/2010
4/1/2011
8/1/2011
12/1/2011
4/1/2012
8/1/2012
12/1/2012
4/1/2013

Lake Shore Bancorp, Inc. Total Return

Source: SNL.com



150
125
100
75
Index Value
Lake Shore Bancorp, Inc. (MHC)
SNL Thrift MHCs
SNL Thrift $250M-$500M
12/31/08
12/31/09
12/31/10
12/31/11
12/31/12

Lake Shore Bancorp, Inc.

Conclusion

Questions?

Thank you for your continued confidence in Lake Shore Bancorp, Inc.!